Exhibit 10.44

AMENDMENT NO. 5 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AND CONSENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”) is entered into this 31 day of October, 2011, by and between OCZ TECHNOLOGY GROUP, INC., a Delaware corporation (“Borrower”) and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 7, 2011 (as amended by Amendment No. 1 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of March 28, 2011, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of April 21, 2011, Amendment No. 3 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of June 21, 2011 and Amendment No. 4 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of July 14, 2011 and as may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B. Borrower desires to enter into that certain Asset Purchase Agreement (the “Purchase Agreement”) with PLX Technology Limited, an entity organized under the laws of the United Kingdom (“PLX UK”), pursuant to which Borrower will acquire PLX UK’s UK Design Team, certain fixed assets of PLX UK and a perpetual license to certain intellectual property of PLX UK (the “Transactions”).

C. Borrower desires that Bank (a) consent to the Transactions and (b) amend the Loan Agreement upon the terms and conditions more fully set forth herein. Subject to the representations, warranties and covenants of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to consent to consummation of the Transactions and so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS TO LOAN AGREEMENT.

1.1 6.10(a) (Minimum EBITDA). Section 6.10(a) is amended and restated in its entirety, as follows:

“(a) Minimum EBITDA. For each fiscal quarter, commencing with the fiscal quarter ending November 30, 2011, EBITDA of not less than $(1,000,000).”

1.2 Exhibit B (Form of Compliance Certificate). Exhibit B to the Loan Agreement is hereby amended in its entirety by deleting it and replacing it with Exhibit A attached to this Amendment.

2. CONSENT.

2.1 Borrower has notified Bank that it desires to enter into the Purchase Agreement and requests that Bank consent to consummation of the Transactions. Borrower has also notified Bank that it intends to form a new wholly-owned subsidiary (the “OCZ UK Subsidiary”) organized under the laws of the United Kingdom to hold the newly acquired assets.

2.2 In seeking Bank’s consent to consummation of the Transactions, Borrower understands and acknowledges that Bank is providing this consent in reliance upon, and in partial consideration for, the below representations, warranties and covenants and agrees that such reliance is reasonable and appropriate.

2.3 Subject to the representations, warranties and covenants set forth below, Bank hereby consents to the consummation of the Transactions.

3. LIMITATION. The amendments and limited waiver set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. COVENANTS. Borrower covenants that,

4.1 within five (5) days of consummation of the Transactions, Borrower shall deliver to Bank a duly executed copy of the Purchase Agreement;

4.2 on a best efforts basis, within ninety (90) days of consummation of the Transactions, Borrower shall deliver to Bank a stock certificate representing 65% of Borrower’s ownership interest in the OCZ UK Subsidiary, together with a duly executed assignment in blank;

4.3 the purchase price under the Purchase Agreement shall not exceed $2,200,000; and

4.4 the Transactions will be consummated upon substantially the terms and conditions set forth in the Purchase Agreement as presented to Bank on October 6, 2011.

5. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on February 7, 2011 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made or except any filing, recording, or registration required by the Securities Exchange Act of 1934; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

6.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;

6.2 Payment of Variance Fee. Borrower shall have paid Bank a Variance Fee in the amount of $5,000; and

6.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

8. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

9. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Signatures begin on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	OCZ TECHNOLOGY GROUP, INC. a Delaware corporation

By:
	Printed Name:	ARTHUR F. KNAPP, JR
	Title:	CFO

BANK:	SILICON VALLEY BANK

By:
	Printed Name:	Jean Lee
	Title:	Deal Team Leader

[AMENDMENT SIGNATURE PAGE]

EXHIBIT A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:

FROM:	OCZ TECHNOLOGY GROUP, INC.

The undersigned authorized officer of OCZ Technology Group, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

A/R and A/P Agings	Monthly within 15 days (within 30 days if there are no outstanding Advances)	Yes No
Monthly Balance Sheet and Income Statement	Monthly within 30 days	Yes No
Compliance Certificate	Monthly within 30 days or Quarterly with Form 10-Q, but not later than 50 days after each fiscal quarter end, as applicable	Yes No
Quarterly Financial Statements (balance sheet, income statement, and cash flow statement)	Quarterly within 45 days	Yes No
Quarterly cash holding report	Quarterly within 30 days after the end of each fiscal quarter	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No

Forms 10-Q, 10-K and 8-K	Within 5 days after filing with SEC, but in the case of the 10-K report, not later than 90 days after FYE	Yes No
Transaction Report and reconciliations of A/R Agings	Weekly (Monthly if there are no outstanding Advances)	Yes No
Projections approved by Board of Directors	Within 50 days after FYE	Yes No
Field Exams	Quarterly or as conditions warrant	Yes No
Euler Credit Insurance Policy is in force and effect, at an indemnity level not less than $15,000,000, and without change, unless approved by Bank		Yes No

Financial Covenant – Required Quarterly	Minimum Required	Complies

Minimum EBITDA (per fiscal quarter-year end, commencing 11/30/11)	$(1,000,000)	Yes No

Quick Ratio Performance & Pricing – Required Monthly	Actual	Complies

Quick Ratio	to 1.00

Trigger Event if less than 0.65 to 1.00		Yes No

Prime + 1.50% if the Quick Ratio is greater than or equal to 0.85 to 1.00		Yes No

Prime + 2.00% if the Quick Ratio is less than 0.85 to 1.00 and greater than or equal to 0.75 to 1.00		Yes No

Prime + 2.50% if the Quick Ratio is less than 0.75 to 1.00		Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

OCZ TECHNOLOGY GROUP, INC.

By:
Name:
Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

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